                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                         ----------------------------



                                  FORM 8-K/A


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 24, 1996

                               G & L REALTY CORP.
             (Exact name of Registrant as specified in its charter)


          MARYLAND                        1-12566           95-4449388
(State or other jurisdiction of      (Commission File    (I.R.S. Employer
 incorporation or organization)           Number)       Identification No.)


                  439 N. BEDFORD DRIVE
               BEVERLY HILLS, CALIFORNIA                       90210
        (Address of Principal Executive Offices)             (Zip Code)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 273-9930

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On May 24, 1996 G&L Realty Partnership, L.P. (the "Operating Partnership"), a Delaware limited partnership, transferred ownership of the medical office building located at 436 North Bedford Drive, in Beverly Hills, California (the "Property"), to Loan Asset Structured Trust I, a Delaware trust (the "Holder"), the holder of the $28.5 million lien on the Property in satisfaction of the lien. G&L Realty Corp. (the "Company") is the sole general partner of, and owns 89.84 percent ownership interest in, the Operating Partnership.

          As part of the transaction, the Operating Partnership paid the Holder $250,000 for a right of first refusal in the event the Holder seeks to sell the Property in the near future. In addition, the Holder has retained the Operating Partnership to manage the Property.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(B)  PRO FORMA FINANCIAL INFORMATION

                             G & L REALTY CORP.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF MARCH 31, 1996
                                 (UNAUDITED)

     This Pro Forma Condensed Consolidated Balance Sheet reflects the March 31, 1996: (i) unaudited assets, liabilities and stockholders' equity of G&L Realty Corp. (the "Company") as previously reported in the Company's Form 10-Q, (ii) unaudited pro forma adjustments, and (iii) an unaudited pro forma statement which presents the March 31, 1996 balance sheet as if the transfer was completed prior to March 31, 1996. Therefore, the pro forma statement excludes the net assets and liabilities of the Property that were transferred to the lender on May 24, 1996 in full satisfaction of the $28.5 million note.

                                           As Previously      Pro Forma       Pro Forma
                                               Stated        Adjustments      Statement
                                           --------------------------------------------
ASSETS
- ------
Rental properties:
        Land                                $ 15,262,221     ($2,046,547)   $ 13,215,674
        Buildings and improvements, net       76,607,284     (18,574,045)     58,033,239
                                            ------------     -----------    ------------
          Total rental properties             91,869,505     (20,620,592)     71,248,913
Cash and cash equivalents                      1,758,014                       1,758,014
Accounts receivable, net                         105,351                         105,351
Tenant rent and reimbursements
 receivable, net                                 880,427        (394,173)        486,254
Unbilled rent receivable, net                  2,547,454      (1,098,211)      1,449,243
Mortgage loans and bonds receivable           34,750,649                      34,750,649
Deferred charges and other assets, net         2,418,562        (251,987)      2,166,575
                                            ------------     -----------    ------------
          TOTAL ASSETS                      $134,329,962    ($22,364,963)   $111,964,999
                                            ============     ===========    ============
LIABILITIES AND STOCKHOLDERS EQUITY
- -----------------------------------
Liabilities:
        Notes payable                       $112,854,521    ($28,500,000)   $ 84,354,521
        Accounts payable and other
         liabilities                           1,372,262        (248,013)      1,124,249
        Distributions payable                  1,446,980                       1,446,980
        Tenant security deposits               1,036,012        (239,578)        796,434
                                            ------------     -----------    ------------
          Total liabilities                  116,709,775     (28,987,591)     87,722,184

Minority interest in consolidated
 partnership                                  (2,809,658)                     (2,809,658)
Minority interest in Operating
 Partnership                                   2,105,068         672,708       2,777,776
Stockholders' equity:
        Common shares - $.01 par value,
         50,000,000 shares authorized,
         4,062,500 shares issued and
         outstanding as of 3/31/96                40,625                          40,625
Preferred shares - $.01 par value,
 10,000,000 shares  authorized, no
 shares issued and outstanding                         0                               0
Additional paid-in capital                    23,710,054                      23,710,054
Net income in excess of distributions         (5,425,902)      5,949,920         524,018
                                            ------------     -----------    ------------
          Total stockholders' equity          18,324,777       5,949,920      24,274,697
                                            ------------     -----------    ------------
TOTAL LIABILITIES AND STOCKHOLDERS
 EQUITY                                     $134,329,962    ($22,364,963)   $111,964,999
                                            ============     ===========    ============

                                G & L REALTY CORP.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 1995

     This Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995 reflects: (i) the audited revenues, expenses and net income of the Company as previously reported in the Company's Form 10-K, (ii) unaudited pro forma adjustments, and (iii) an unaudited pro forma statement of revenues, expenses and operating income of the Company as if the transfer was completed prior to the start of the year. Therefore, the pro forma statement excludes revenues, expenses and operating income derived from the Property that was transferred to the lender on May 24, 1996.

                                           As Previously      Pro Forma      Pro Forma
                                               Stated        Adjustments     Statement
                                           --------------------------------------------
                                             (Audited)       (Unaudited)    (Unaudited)
REVENUES:
        Rental                               $16,801,193     ($3,094,437)   $13,706,756
        Tenant reimbursements                    731,860        (112,648)       619,212
        Parking                                1,388,042        (445,753)       942,289
        Interest, loan fees and related
         income                                1,834,558                      1,834,558
        Other                                    651,884        (179,825)       472,059
                                             -----------      ----------    -----------
          Total revenues                      21,407,537      (3,832,663)    17,574,874
                                             -----------      ----------    -----------

EXPENSES:
        Property operations                    5,198,933        (975,153)     4,223,780
        Earthquake costs
         (reimbursements)                       (133,162)                      (133,162)
        Depreciation and amortization          4,047,277      (1,310,737)     2,736,540
        Interest                               6,372,002      (2,088,538)     4,283,464
        General and administrative             1,639,678                      1,639,678
                                             -----------      ----------    -----------
          Total expenses                      17,124,728      (4,374,428)    12,750,300
                                             -----------      ----------    -----------
Income from operations                         4,282,809         541,765      4,824,574

Minority interest in consolidated
 partnership                                    (130,987)                      (130,987)
Minority interest in Operating
 Partnership                                    (417,016)        (56,783)      (473,799)
                                             -----------      ----------    -----------
        Net income before extraordinary
         item                                  3,734,806         484,982      4,219,788
        Extraordinary item (net of
         minority interest)                     (393,401)                      (393,401)
                                             -----------      ----------    -----------
Net income                                   $ 3,341,405      $  484,982    $ 3,826,387
                                             ===========      ==========    ===========

Per share data:
      Net income before extraordinary
       item                                  $      0.91      $     0.12    $      1.03
      Extraordinary item                           (0.09)           0.00          (0.09)
                                             -----------      ----------    -----------
      Net income                             $      0.82      $     0.12    $      0.94
                                             ===========      ==========    ===========

Weighted average number of outstanding
 shares                                        4,090,769                      4,090,769


                                G & L REALTY CORP.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1996
                               (UNAUDITED)

     This Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 1996 reflects: (i) the unaudited revenues, expenses and net income of the Company as previously reported in the Company's Form 10-Q,
(ii) unaudited pro forma adjustments, and (iii) an unaudited pro forma statement of revenues, expenses and operating income of the Company as if the transfer was completed prior to the start of the year. Therefore, the pro forma statement excludes revenues, expenses and operating income derived from the Property that was transferred to the lender on May 24, 1996.


                                           As Previously     Pro Forma      Pro Forma
                                               Stated       Adjustments     Statement
                                           --------------------------------------------
REVENUES:
        Rental                              $  4,022,164     ($ 760,740)    $ 3,261,424
        Tenant reimbursements                    138,766        (28,162)        110,604
        Parking                                  344,649       (109,635)        235,014
        Interest, loan fees and related
         income                                1,645,102                      1,645,102
        Other                                     86,544           (620)         85,924
                                            ------------     ----------     -----------
          Total revenues                       6,237,225       (899,157)      5,338,068
                                            ------------     ----------     -----------

EXPENSES:
        Property operations                    1,259,604       (220,776)      1,038,828
        Earthquake costs
         (reimbursements)
        Depreciation and amortization            817,129       (181,542)        635,587
        Interest                               2,215,781       (498,453)      1,717,328
        General and administrative               401,629                        401,629
                                            ------------     ----------     -----------
          Total expenses                       4,694,143       (900,771)      3,793,372
                                            ------------     ----------     -----------
Income from operations                         1,543,082          1,614       1,544,696

Minority interest in consolidated
 partnership                                     (37,119)                       (37,119)
Minority interest in Operating
 Partnership                                    (152,845)          (292)       (153,137)
                                            ------------     ----------     -----------
Net income                                  $  1,353,118     $    1,322     $ 1,354,440
                                            ============     ==========     ===========

Net income per share                        $       0.33                    $      0.33

Weighted average number of outstanding
 shares                                        4,062,440                      4,062,440

    BUILDINGS AND IMPROVEMENTS

          Buildings and improvements consist of the following:



                                                        As Of March 31, 1996
                                                             (Unaudited)
                                           As Previously      Pro Forma      Pro Forma
                                               Stated        Adjustments     Statement
                                           --------------------------------------------

Buildings and improvements                  $ 84,709,410    ($21,595,803)   $63,113,607
Tenant improvements                            3,778,055        (439,819)     3,338,236
Furniture, fixtures and equipment                298,094          (1,728)       296,366
                                            ------------     -----------    -----------
                                              88,785,559     (22,037,350)    66,748,209

Less accumulated depreciation and
 amortization                                (12,178,275)      3,463,305     (8,714,970)
                                            ------------     -----------    -----------
          Total                             $ 76,607,284    ($18,574,045)   $58,033,239
                                            ============     ===========    ===========

DEFERRED CHARGES AND OTHER ASSETS

          Deferred charges and other assets consist of the following:

                                                         As Of March 31, 1996
                                                             (Unaudited)
                                            As Previously     Pro Forma      Pro Forma
                                                Stated       Adjustments     Statement
                                            -------------------------------------------

Loan fees                                   $  1,470,801                    $ 1,470,801
Pre-acquisition costs                            546,981                        546,981
Leasing commissions                            1,148,877       ($514,800)       634,077
Prepaid expense and other assets                 350,534         (80,811)       269,723
                                            ------------     -----------    -----------
                                               3,517,193        (595,611)     2,921,582
Less accumulated amortization                 (1,098,631)        343,624       (755,007)
                                            ------------     -----------    -----------
           Total                            $  2,418,562       ($251,987)   $ 2,166,575
                                            ============     ===========    ===========

    PRO FORMA FUNDS FROM OPERATIONS

              Industry analysts generally consider Funds From Operations ("FFO") to be an appropriate measure of the performance of a REIT. The Company believes that in order to facilitate a clear understanding of the operating results of the Company, FFO should be examined in conjunction with the net income as presented in the Company's Condensed Consolidated Financial Statements included in this Form 8-K/A. The following table presents an analysis of the Company's Pro Forma FFO for the year ended December 31, 1995 and for the three months ended March 31, 1996.



                                           For the three months ended                              For the year ended
                                                 March 31, 1996                                    December 31, 1995
                                                   (Unaudited)                                         (Unaudited)

                                 As Previously       Pro Forma        Pro Forma    As Previously        Pro Forma        Pro Forma
                                    Stated          Adjustments       Statement       Stated/1/        Adjustments       Statement
                                --------------------------------------------------------------------------------------------------
                                                               (IN THOUSANDS EXCEPT PER SHARE DATA)
FUNDS FROM OPERATIONS:
- ---------------------
Net Income                              $1,353           $     1          $1,354           $3,341           $   485          $3,826
Extraordinary loss                                                                            393                               393
Minority interest in
 Operating Partnership                     153                               153              417                57             474
                                        ------           -------          ------           ------           -------          ------
Net income for Operating                 1,506                 1           1,507            4,151               542           4,693
 Partnership

Earthquake costs (net)                                                                       (133)                             (133)
Depreciation of real estate
 assets                                    667              (156)            511            3,214            (1,157)          2,057
Amortization of deferred
 lease costs                                40               (25)             15              193               (99)             94
Adjustment for minority
 interest in consolidated
 partnership                                (7)                               (7)             (29)                              (29)
                                        ------           -------          ------           ------           -------          ------

FUNDS FROM OPERATIONS                   $2,206              (180)         $2,026           $7,396             ($714)         $6,682
                                        ======           =======          ======           ======           =======          ======

Amount per share and unit               $ 0.49            ($0.04)         $ 0.45           $ 1.63            ($0.16)         $ 1.47
Weighted average number of
 outstanding shares and
 units                                   4,522                             4,522            4,550                             4,550

- ---------------------------
    /1/ The FFO presented for the year ended December 31, 1995 represents a restatement of the amounts previously presented in the Company's Form 10-K. The amounts presented above are based upon the new guidelines established by the National Association of Real Estate Investment Trusts as restated in Form 10-Q for the three months ended March 31, 1996.

     (C)  EXHIBITS

     *10.28 Agreement for Deed in Lieu of Foreclosure by and among G & L Realty Partnership, L.P., a Delaware Limited Partnership, and Loan Asset Structured Trust I, a Delaware trust, dated as of May 24, 1996.

     *10.29 Property Management Agreement by and between Loan Asset Structured Trust I, a Delaware trust, and G & L Realty Partnership, L.P., a Delaware Limited Partnership, and dated as of May 24, 1996.

- --------------------------------
* Previously filed.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        G & L REALTY CORP.



    Date:  July 22, 1996                    /s/  Quentin Thompson
                                        -------------------------
                                        Quentin Thompson
                                        Chief Accounting Officer, Treasurer and
                                        Secretary